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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              ---------------------



                              Pathmark Stores, Inc.
               (Exact name of issuer as specified in its charter)

           Delaware                                      22-2879612
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

                                200 Milik Street
                           Carteret, New Jersey 07008
          (Address of principal executive offices, including zip code)

                 PATHMARK STORES, INC. 2000 EMPLOYEE EQUITY PLAN
          PATHMARK STORES, INC. 2000 NON-EMPLOYEE DIRECTOR EQUITY PLAN
                            (Full title of the plans)

                   ------------------------------------------

                             Marc A. Strassler, Esq.
              Senior Vice President, Secretary and General Counsel
                              Pathmark Stores, Inc.
                                200 Milik Street
                           Carteret, New Jersey 07008
                                 (732) 499-3000
            (Name, address and telephone number of agent for service)


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                              EXPLANATORY STATEMENT

                  We are filing this Post-Effective Amendment No. 1 to our Registration Statement on Form S-8, Registration No. 333-56194 (the "Registration Statement"), in order to update the Exhibit Index to the Registration Statement.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carteret, State of New Jersey on January 19, 2006.



                                       PATHMARK STORES, INC.
                                       (Registrant)


                                       By:   /s/ Marc A. Strassler
                                          --------------------------------------
                                       Name:  Marc A. Strassler, Esq.
                                       Title: Senior Vice President, Secretary
                                               and General Counsel



                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature to this Registration Statement appears below hereby constitutes and appoints each of John T. Standley, Frank G. Vitrano and Marc A. Strassler as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement, including post-effective amendments, and registrations statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and does hereby grant unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated as of January 19, 2006.

         Signature                                Capacity
         ---------                                --------



/s/ John T. Standley                   Chief Executive Officer and Director
----------------------------------     (Principal Executive Officer)
John T. Standley



/s/ Frank G. Vitrano                   President and Chief Financial Officer
----------------------------------     (Principal Financial Officer)
Frank G. Vitrano



/s/ Michael R. Duckworth               Director
----------------------------------
Michael R. Duckworth



/s/ Daniel H. Fitzgerald               Director
----------------------------------
Daniel H. Fitzgerald


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/s/ Bruce Hartman                      Director
----------------------------------
Bruce Hartman



/s/ David R. Jessick                   Director
----------------------------------
David R. Jessick



----------------------------------     Director
Larry R. Katzen



/s/ Gregory Mays                       Director
----------------------------------
Gregory Mays



----------------------------------     Director
Sarah E. Nash



/s/ Ira Tochner                        Director
----------------------------------
Ira Tochner



/s/ John J. Zillmer                    Director
----------------------------------
John J. Zillmer



/s/ Joseph Adelhardt                   Senior Vice President and Controller
----------------------------------     (Principal Accounting Officer)
Joseph Adelhardt


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                                  EXHIBIT INDEX


Number    Title of Exhibit
------    ----------------

  4.1 Amended and Restated Certificate of Incorporation (incorporated herein by reference to the Registrant's Registration Statement on Form S-1/A (No. 33-46882), filed with the Commission on October 19,
          2000).

  4.2 Amended and Restated By-Laws (incorporated herein by reference to the Registrant's Current Report on Form 8-K (Commission File
          No. 001-05287), filed with the Commission on December 6, 2005).

  4.3     Pathmark Stores, Inc. Amended and Restated 2000
          Non-Employee Director Equity Plan (incorporated by reference to the Registrant's Proxy Statement
          (Commission File No. 01-05287), filed with the
          Commission on November 2, 2005).

  4.4     Pathmark Stores, Inc. Amended and Restated 2000
          Non-Employee Director Equity Plan (incorporated by reference to the Registrant's Proxy Statement
          (Commission File No. 01-05287), filed with the
          Commission on November 2, 2005).

  5       Opinion of Shearman & Sterling LLP.

 23.1     Consent of Deloitte & Touche LLP.

 23.2     Consent of Shearman & Sterling LLP (contained in Exhibit 5).

 24 Power of Attorney (included as part of the signature pages to this Registration Statement).


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